AMENDMENT TO EMPLOYMENT AGREEMENT
THIS AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is made as of July 1, 2013 by and between DSIT Solutions Ltd., an Israeli limited liability company (“Company”), and Benny Sela (“Employee”).
RECITALS

A.	Employee and Company are parties to an Agreement dated as of January 1, 1998, as previously amended (the “Employment Agreement”), pursuant to which Company employs Employee as its President and CEO.

B.	The parties wish to further amend the Employment Agreement as provided in this Amendment.
NOW, THEREFORE, the parties agree as follows:

1.	Section 4 of the Agreement is hereby deleted and the following inserted in its place:
“4. Bonus
Employee shall receive an annual bonus, subject to the approval of the Company's Board of Directors, equal to 1.75% of the gross profit of the Company (as calculated for financial statement purposes in accordance with US GAAP); provided that such amount shall be payable with respect to calendar year 2013 only if the Company has positive net profit (as calculated for financial statement purposes in accordance with US GAAP and before making provisions for the amortization of the cost of options granted to employees of the Company) and for all periods thereafter only if the Company has a cumulative annual growth in earnings before interest, taxes, depreciation and amortization (as calculated for financial statement purposes in accordance with US GAAP) of at least 20% over the base year of 2012. The Board may at its discretion adjust the criteria for the granting of the bonus, the net profit goals and the listed growth rates in light of decisions that were made with the consent of the Board or Acorn Energy, Inc. management  during  any year that may have reduced the EBITDA but which were made with a longer term view.

2.	The Agreement as so amended shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above written.
DSIT SOLUTIONS, LTD.                BENNY SELA
By:____________________________________        ____________________________
Name & Title: ___________________________